File Number: 33-13179
                                                           ant to Rule 497(e) of
                                                      The Securities Act of 1933



                                                                October 12, 2005

                 Supplement to the Class R Shares Prospectus of
                           Pioneer Cash Reserves Fund,
                                dated May 1, 2005



The following supplements and, to the extent inconsistent with the prospectus, supersedes the sections of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented sections.

Buying, exchanging and selling shares

Net asset value
The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 2:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).


Information for Plan Sponsors and Administrators

Share price
If the plan or a participant in the plan places an order to purchase, exchange or sell shares through a plan administrator or broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) (except for orders received by 2:00 p.m. meeting the requirements referenced below), the transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange that day. If the order is placed through a plan administrator or broker-dealer after 4:00 p.m., or the order is not in good order, the transaction will be completed at the share price next determined after the order is received in good order by the fund. The Plan Administrator or broker-dealer is responsible for transmitting the order to the distributor in a timely manner. Shares begin earning dividends on the first business day after the fund is credited with same day funds for a purchase. However, if the purchase order is received by the fund by 2:00 p.m. with payment through same-day wire meeting the requirements referenced below, shares also will receive dividends declared that day.

There are special requirements if a plan wishes to purchase fund shares by wire, have its order executed at 2:00 p.m. and receive dividends for that day. The plan administrator or broker dealer must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.

Selling
There are special requirements if the plan wishes to have its order executed at 2:00 p.m. and receive redemption proceeds by wire that same day. The plan administrator or broker dealer must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. Shares will not receive that day's dividend.


Information for IRA Rollover Accounts

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) (except for orders received by 2:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner. You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 2:00 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 2:00 p.m. and receive dividends for that day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.

Selling
There are special requirements if you wish to have your order executed at 2:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.


                                                                   18191-00-1005
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds